UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 10, 2016

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 419-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Carol L. Roberts, Senior Vice President – Chief Financial Officer of International Paper Company (the “Company”), will be retiring from the Company, effective March 31, 2017. She will no longer serve as the Company’s Chief Financial Officer after the filing with the Securities and Exchange Commission of the Company’s Annual Report on Form 10-K for the year ending December 31, 2016 (the “Filing”).

On October 10, 2016, in recognition of Ms. Roberts’ long and dedicated service to the Company, the Management Development and Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) approved the immediate acceleration of the vesting of 20,000 restricted shares of Company stock held by Ms. Roberts, which were originally scheduled to vest on August 1, 2018.

Glenn R. Landau was appointed Senior Vice President – Chief Financial Officer of the Company, effective upon the Filing. From January 1, 2017, until the Filing, he will serve as Senior Vice President – Finance. Mr. Landau, age 48, currently serves as the Company’s Senior Vice President – President, IP Latin America, a position he has held since November 2014. He previously served as Vice President – President IP Latin America, from 2013 to October 2014, Vice President – Investor Relations, from 2011 to 2013, and Vice President – General Manager, Containerboard and Recycling, from 2007 to 2011. He joined the Company in 1991.

On October 10, 2016, the Committee approved the following compensation-related items for Mr. Landau, effective January 1, 2017, to reflect his new appointment:

•	new annual base salary of $600,000;

•	new target short-term (annual) incentive compensation under the Company’s Management Incentive Plan, or MIP, of $540,000; and

•	new target long-term incentive compensation under the Company’s Performance Share Plan, or PSP, of $1,750,000.

There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Mr. Landau (or any member of his immediate family) had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K. The new appointment of Mr. Landau was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of the Company acting in his or her official capacity.

William P. Hoel, Senior Vice President – Container The Americas, will be leaving the Company, effective March 31, 2017. On October 10, 2016, the Committee approved a supplemental payment to Mr. Hoel, in addition to the standard payment under the Company’s Salaried Employee Severance Plan, to reflect Mr. Hoel’s years of service and commitment to the Company. The aggregate amount of the two payments is $2,220,000, which amount is consistent with, and within the limits set forth in, the Board Policy on Severance Agreements with Senior Officers, adopted October 11, 2005.

SECTION 7. REGULATION FD.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s press release announcing the above-referenced officer departures and appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of International Paper Company dated October 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Paper Company

Date: October 14, 2016	By:	/s/ SHARON R. RYAN
		Name:	Sharon R. Ryan
		Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of International Paper Company dated October 13, 2016.

E-1